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                                                                   Exhibit 10.43

                           AMENDMENT NO. 2 TO CONTRACT

                                     BETWEEN

                         ENVIROTEST SYSTEMS CORPORATION

                                       AND

                               STATE OF TENNESSEE

                   DEPARTMENT OF ENVIRONMENT AND CONSERVATION



         WHEREAS, Envirotest Systems Corporation and the State of Tennessee, Department of Environment and Conservation, entered into Contract No. RV-5-00575-5-00 on May 16, 1994, relating to the operation of vehicle inspection and maintenance programs in Rutherford, Sumner, Williamson, and Wilson counties, and

         WHEREAS, the said parties desire to amend said Contract in the manner described below, and the Tennessee Air Pollution Control has approved this change per Board Order 94-197.

         NOW, THEREFORE, the parties hereby amend said Contract as follows:

         1.  Section 4 is amended as follows:

                  a.       By deleting therefrom the following:

                           "SECTION 4. SCHEDULE. The Contractor shall have the light-duty motor vehicle inspection program in operation by November 1, 1994. To assure the attainment of that deadline, the Contractor shall observe the following schedule:"

                  b.       By substituting in lieu thereof the following:

                           "SECTION 4. SCHEDULE. The Contractor shall have the light-duty motor vehicle inspection program in operation by December 1, 1994. To


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                           assure the attainment of that deadline, the
                           Contractor shall observe the following schedule:"

         2.  Section 4 is amended as follows:

                  a.       By deleting therefrom the following:

                           SECTION 4. SCHEDULE.

                           "P. Begin Mandatory Inspections Nov. 1, 1994"

                  b.       By substituting in lieu thereof the following:

                           SECTION 4. SCHEDULE.

                           "P. Begin Mandatory Inspections Dec. 1, 1994"

         3. The other terms and provisions not amended hereby shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have by their duly authorized representatives set their signatures.


ENVIROTEST SYSTEMS CORPORATION:


BY:   /S/ CHESTER C. DAVENPORT                      JUNE 20, 1995
      --------------------------------------------  ----------------------------
      CHESTER C. DAVENPORT, Chairman                Date


STATE OF TENNESSEE

DEPARTMENT OF ENVIRONMENT AND CONSERVATION


BY:   /S/ DON DILLS                                 AUGUST 11, 1995
      --------------------------------------------  ----------------------------
      DON DILLS                                     Date
      Commissioner

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APPROVED:

TENNESSEE DEPARTMENT OF FINANCE AND ADMINISTRATION


BY:   /S/ BOB CORKER                                AUGUST 21, 1995
      --------------------------------------------  ----------------------------
      BOB CORKER                                    Date
      Commissioner

COMPTROLLER OF THE TREASURY


BY:   /S/ W. R. SNODGRASS                           AUGUST 23, 1995
      --------------------------------------------  ----------------------------
      WILLIAM R. SNODGRASS                          Date
      Comptroller

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